UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)           June 12, 2006

ENOVA SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

California

(State or Other Jurisdiction of Incorporation)

0-25184

95-3056150

(Commission File Number)

(IRS Employer Identification No.)

19850 South Magellan Drive Suite 305, Torrance, CA

    90502

(Address of Principal Executive Offices)

(Zip Code)

310-527-2800

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On June 12, 2006, Singer Lewak Greenbaum & Goldstein LLP (“SLGG”) ceased being the registered public accounting firm for Enova Systems, Inc. (the “Company”), and the Company engaged Windes & McClaughry Accountancy Corporation (“W&M”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2006.  The decision regarding the end of the SLGG engagement and the commencement of the engagement of W&M was made and approved by the Audit Committee of the Company’s Board of Directors after a review of the Company’s current needs in light of its listing on the Alternative Investment Market (“AIM”) of the London Stock Exchange.  Prior to appointing W&M as the Company’s independent registered public accounting firm, W&M previously assisted Baker Tilly, the Company’s UK accountants, on Baker Tilly’s audit report prepared on behalf of Investec in connection with the Company’s listing on AIM.

The reports of SLGG on the Company’s financial statements for the fiscal years ended December 31, 2005 and December 31, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2005 and December 31, 2004, and through the date of this Current Report on Form 8-K, there were no disagreements with SLGG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SLGG would have caused SLGG to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements for such years.  During the fiscal years ended December 31, 2005 and December 31, 2004, and through the date of this Current Report on Form 8-K, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has provided SLGG with a copy of this disclosure and has requested that SLGG furnish it with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree.  A copy of the letter from SLGG addressed to the SEC, dated June 13, 2006, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2005 and December 31, 2004, and through the date of this Current Report on Form 8-K, the Company did not consult with W&M regarding (1) the application of accounting principles to a specified transaction, whether completed or proposed, (2) the type of audit opinion that might be rendered with respect to the Company’s financial statements or (3) any matter that was either the subject of a “disagreement” or a “reportable event” (as such terms are defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.

Description

16.1

Letter, dated June 13, 2006, from Singer Lewak Greenbaum & Goldstein LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Enova Systems, Inc.______________

(Registrant)

Date:   June 14, 2006

     /s/ Edwin Riddell

By:     Edwin Riddell

Title:

President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description	Method of Filing

16.1	Letter, dated June 13, 2006, from Singer Lewak Greenbaum & Goldstein LLP to the Securities and Exchange Commission	Filed herewith as Exhibit 16.1

Exhibit 99.1

SLGG Logo Omitted

SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Certified Public Accountants & Management Consultants

June 13, 2006

Securities and Exchange Commission

Washington, D.C. 20549

Commissioners:

We have read Enova Systems, Inc.’s statements included under Item 4.01 of its Form 8-K for June 12, 2006, and we agree with such statements concerning our Firm.

/s/  Singer Lewak Greenbaum & Goldstein LLP

SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Partners:

TROY A. SNYDER

STEVEN J. CUPINGOOD

GALE B. MOORE

THOMAS E. WENDLER

RICHARD A. LINDER

ROBERT J. SCHLENER

JIM H. PITRAT

RICHARD S. POLEP

DONALD G. LEVE

MARC I. ABRAMS

JOHN A. ECKWEILER

DAVID KAMATH

MICHAEL D. COHEN

LEWIS E. SHARPSTONE

GLENN H. CARNIELLO

JANICE D. MCKENNA

DAVID W. FREE

DAVID W. KRAJANOWSKI

WILLIAM D. SIMON

JERRY J. CORNWELL Emeritus

HARVEY A. GOLDSTEIN

NORMAN L. GREENBAUM

LOS ANGELES COUNTY

ORANGE COUNTY

INLAND EMPIRE

10960 Wilshire Boulvard, Suite 1100

2700 North Main Street, Suite 200

800 North Haven Avenue, Suite 340

Los Angeles, California 90024

Santa Ana, California 92705

Ontario, California 91764

Telephone:  310-477-3924

Telephone:  714-953-9734

Telephone:  909-941-9245

Fax:  310-478-6070

Fax:  214-953-1837

Fax:  909-941-9252

www.slgg.com

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